(logo)OPPENHEIMERFUNDS
Patricia C. Foster                           OppenheimerFunds, Inc.
Vice President                               Two World Trade Center, 34th Floor
and Assistant Counsel                        New York, NY 10048-0203
                                             212 323-2000  Fax 212 323-0558




                                             March 6, 1997


Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA 22312

           RE: Oppenheimer Strategic Income & Growth Fund ("Registrant") Reg No. 33-47378
                  File No. 811- 6639

To the Securities and Exchange Commission:

         An electronic filing is hereby made on behalf of the Registrant pursuant to Rule 497(e) of the Securities Act of 1933, as amended. Such filing includes a supplement dated March 6, 1997 to the Registrant's Prospectus dated January 15, 1997.

         If there are any questions, please contact the undersigned.

                                             Sincerely,


                                             /s/ Patricia C. Foster
                                             ----------------------------
                                             Patricia C. Foster
                                             Vice President
                                             and Assistant Counsel
                                             (800) 552-1149

cc:      Deloitte & Touche LLP
         Myer, Swanson, Adams & Wolf P.C.
         Gloria LaFond
         Grace Loffredo

                   OPPENHEIMER STRATEGIC INCOME & GROWTH FUND
                      Supplement dated March 6, 1997 to the
                        Prospectus dated January 15, 1997

The Prospectus is changed as follows:

         The following paragraphs are added at the end of "How the Fund is Managed" on page 26:

      The Board of Trustees of the Fund has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Multiple Strategies Fund. The Board of Trustees unanimously approved the terms of an Agreement and Plan of Reorganization to be entered into between these funds (the "Reorganization Plan") and the transactions contemplated (the transactions are referred to as the "Reorganization"). The Board of Trustees further determined that the Reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the Reorganization.

      Pursuant to the Reorganization Plan, (i) substantially all of the assets of the Fund would be exchanged for shares of Oppenheimer Multiple Strategies Fund, (ii) these shares of Oppenheimer Multiple Strategies Fund would be distributed to the shareholders of the Fund, (iii) the Fund would be liquidated, and (iv) the outstanding shares of the Fund would be canceled. It is expected that the Reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

      A meeting of the shareholders has been scheduled for June 17, 1997 to vote on the Reorganization. Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund .The term "majority" is defined in the Investment Company Act of 1940, as amended, as a special majority. It is also explained in the Statement of Additional Information. There is no assurance that the Fund's shareholders will approve the Reorganization. Details about the Reorganization will be contained in a proxy statement and other soliciting materials to be sent to the Fund's shareholders of record as of April 11, 1997. Persons who become shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.

March 6, 1997                                                       PS0275.010